EXHIBIT 10.1

NINTH AMENDMENT
TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This NINTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Ninth Amendment”) dated as of March 31, 2017 (the “Ninth Amendment Effective Date”), is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided herein, the “Administrative Agent”).

The parties hereto agree as follows:

RECITALS
(A)    The Borrower, the Administrative Agent and the Lenders are party to that certain Fifth Amended and Restated Credit Agreement dated as of April 12, 2013 (as amended, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower;
(B)    The Borrower, the Administrative Agents and the Lenders have agreed, among other things, to amend Sections 9.02 and 9.17 of the Credit Agreement to grandfather existing Debt and to permit the Borrower to hedge projected production based on internal production forecasts;
(C)    The Lenders have agreed to redetermine the Borrowing Base as provided herein, which redetermination of the Borrowing Base shall, upon its effectiveness, constitute the April 1, 2017 Scheduled Redetermination of the Borrowing Base.
Section 1.Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Ninth Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Ninth Amendment refer to the Credit Agreement.
Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Ninth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended, effective as of the Ninth Amendment Effective Date, in the manner provided in this Section 2.
2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order, which shall read in full as follows:
“Ninth Amendment Effective Date” means March 31, 2017.

“Projected Volume” means, at any time, the Borrower’s reasonably anticipated projected future production from Oil and Gas Properties of the Borrower and the other Loan Parties.
2.2    Amendment to Section 8.01 of the Credit Agreement. Section 8.01 of the Credit Agreement is hereby amended to insert a new clause (p) thereto in alphabetical order which shall read in full in follows:
(p) Certificate of Financial Officer – Projected Volume Reports. (i) Concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b), (ii) promptly upon the occurrence of any event (including any sale, transfer, assignment or other disposition of Oil and Gas Properties) that the Borrower determines in its reasonable discretion would decrease the aggregate Projected Volume by 5% or more of the aggregate Projected Volume during the five-year period set forth in the most recent certificate previously delivered pursuant to this Section 8.01(p), and (iii) at the election of the Borrower, up to two times during the period following the delivery of the most recent certificate previously delivered pursuant to clause (i) above (or more frequently, if the Administrative Agent in its reasonable discretion approves), a certificate of a Financial Officer setting forth as of a recent date, a report detailing the Projected Volume for each month during the forthcoming five year period and the assumptions used in calculating such Projected Volume, in each case, in form and substance reasonably satisfactory to the Administrative Agent.
2.3    Amendment to Section 8.12(a) of the Credit Agreement. Section 8.12(a) of the Credit Agreement is hereby amended by amending and restating “most senior executive of the Borrower who is responsible for engineering and evaluation” with “most senior employee of the Borrower who has direct oversight for engineering and evaluation”.
2.4    Amendment to Section 8.12(b) of the Credit Agreement. Section 8.12(b) of the Credit Agreement is hereby amended by amending and restating “Vice President, Engineering and Evaluation” with “most senior employee of the Borrower who has direct oversight for engineering and evaluation”.
2.5    Amendment to Section 9.02(c) of the Credit Agreement. Section 9.02(c) of the Credit Agreement is hereby amended to amend and restate clause (ii) therein to read in full as “(ii) other than with respect to Debt set forth on Schedule 9.02(c) outstanding on the Ninth Amendment Effective Date, the aggregate principal amount of Debt permitted by this clause (c) shall not exceed $75,000,000 at any time outstanding.”
2.6    Amendment to Section 9.02(h) of the Credit Agreement. Section 9.02(h) of the Credit Agreement is hereby amended and restated to read in full as follows:
(h) Debt set forth on Schedule 9.02(h) outstanding on the Ninth Amendment Effective Date and other Debt not to exceed $25,000,000 in the aggregate at any one time outstanding.
2.7    Amendment to Section 9.17 of the Credit Agreement. Section 9.17 of the Credit Agreement is hereby amended and restated to read in full as follows:

Section 9.17 Swap Agreements. No Loan Party will enter into any Swap Agreements with any Person other than:
(a) Subject to the second to last paragraph of this Section 9.17, Swap Agreements in respect of commodities (i) with an Approved Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect) do not exceed (A) 85% of the Projected Volumes of each of (1) crude oil, (2) natural gas and (3) natural gas liquids and condensate, calculated separately, in each case based on the most recently delivered certificate under Section 8.01(p) for each month during the first thirty-six (36) month period from the date such Swap Agreement (including each trade or transaction) is executed and (B) 75% of the reasonably anticipated production of each of (1) crude oil, (2) natural gas and (3) natural gas liquids and condensate, calculated separately, in each case from the Loan Parties’ Proved Reserves included in the most recently delivered Reserve Report for each month during the twenty-four (24) month period commencing with the third anniversary of the date of such Swap Agreement (including each trade or transaction) is executed; provided, however, that such Swap Agreements shall not, in any case, have a tenor of longer than sixty (60) months, provided that the restrictions in the foregoing clauses (A) and (B) shall not apply to floor or put arrangements setting a minimum commodity price;

(b)    Swap Agreements effectively converting interest rates from floating to fixed (A) with an Approved Counterparty and (A) the notional amounts of which (when aggregated with other interest rate Swap Agreements then in effect effectively converting interest rates from floating to fixed) do not exceed 100% of principal amount of the Borrower’s floating rate Debt in respect of borrowed money;

(c)    Swap Agreements effectively converting interest rates from fixed to floating (i) with an Approved Counterparty and (ii) the notional amounts of which (when aggregated with other interest rate Swap Agreements then in effect effectively converting interest rates from fixed to floating) do not exceed 100% of principal amount of the Borrower's fixed rate Debt in respect of borrowed money;

(d)    Swap Agreements in respect of currencies (A) with an Approved Counterparty and (A) that are to hedge actual or expected fluctuations in currencies and are not for speculative purposes; and

(e)     Any Permitted Bond Hedge Transactions.

In no event shall any Swap Agreement contain any requirement, agreement or covenant for any Loan Party to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures other than usual and customary requirements to deliver letters of credit or post cash collateral.

For purposes of entering into or maintaining Swap Agreement trades or transactions under clause (a)(ii)(B) of this Section 9.17, forecasts of reasonably anticipated production from the Borrower's and the other Loan Parties’ Proved Reserves as set forth in the most recent Reserve Report delivered pursuant to the terms of this Agreement may be revised at the Borrower’s option to account for any increase or decrease therein anticipated because of information obtained by the Borrower or any other Loan Party subsequent to the publication of such Reserve Report, including the Borrower’s or any other Loan Party’s internal forecasts of production decline rates for existing wells and including additions to or deletions from anticipated future production due to new wells coming on stream or failing to come on stream, the shutting in of wells or other cessation of production from wells, the acquisition of property or wells and the disposition of property or wells.

If, at the end of any calendar month, the Borrower determines that the aggregate notional volumes of all Swap Agreements in respect of commodities for such calendar month (other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) exceeded 100% of actual production of each of (i) crude oil, (ii) natural gas and (iii) natural gas liquids and condensate, calculated separately, for such calendar month, then the Borrower shall (A) promptly notify the Administrative Agent of such determination, and (B) if requested by the Administrative Agent or the Supermajority Lenders, within 30 days after such request (1) provide an updated report of the type set forth in Section 8.01(p) and (2) terminate, create off-setting positions or otherwise unwind or monetize existing Swap Agreements such that, at such time, the volumes under commodity Swap Agreements will not exceed 100% of the Projected Volumes set forth in the report delivered pursuant to the foregoing clause (1) for the then-current and any succeeding calendar month covered by such Swap Agreements.

If, between Scheduled Redeterminations, any Loan Party assigns, terminates, or unwinds any Swap Agreements in respect of commodities which have, individually or in the aggregate, a value in the then effective Borrowing Base (as determined by the Administrative Agent) equal to more than five percent (5%) of the then effective Borrowing Base, the Borrowing Base shall be reduced, effective immediately, by an amount equal to the value, if any, assigned the liquidated portion of such Swap Agreements.

2.8    Amendment to Section 12.01(a)(i) of the Credit Agreement. Section 12.01(a)(i) of the Credit Agreement is hereby amended and restated to read in full as follows:
(i)    if to the Borrower, to it at 1775 Sherman Street, Suite 1200, Denver, Colorado 80203, Attention: Treasury Department (Telecopy No. 303/861-0934) (E-mail Address: nmarkham@sm-energy.com);
2.9    Amendment to Schedules of the Credit Agreement. The Credit Agreement shall be amended to insert Schedule 9.02(c) and Schedule 9.02(h) attached hereto as Schedule 9.02(c) and Schedule 9.02(h) thereto and Schedule 9.02(c) and Schedule 9.02(h) attached hereto shall be deemed to be attached as Schedule 9.02(c) and Schedule 9.02(h) to the Credit Agreement.

Section 3.    Redetermination of Borrowing Base. The Lenders hereby agree that, for the period from and including the Ninth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $925,000,000.00. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07, Section 8.13(c), Section 9.02(i), Section 9.12, Section 9.17 or Section 9.18 of the Credit Agreement. For the avoidance of doubt, the Borrower and the Lenders hereby agree that the redetermination herein shall constitute the April 1, 2017 Scheduled Redetermination of the Borrowing Base. Concurrently with the redetermination of the Borrowing Base pursuant to this Section 3, the Aggregate Commitment shall be automatically reduced to $925,000,000.00 pursuant to Section 2.06(d) of the Credit Agreement and Annex I attached to the Credit Agreement shall be amended and restated in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. This Section 3 constitutes the New Borrowing Base Notice pursuant to Section 2.07(d) of the Credit Agreement for the April 1, 2017 Scheduled Redetermination of the Borrowing Base.
Section 4.    Conditions Precedent. This Ninth Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
4.1    Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and the Lenders constituting at least the Supermajority Lenders, which may be delivered by the means described in Section 6.3 (or, in the case of any party as to which an executed counterpart shall not have been received, email, facsimile, or other written or electronic confirmation from such party of execution of a counterpart hereof by such party).
4.2    Projected Volume Report. The Administrative Agent shall have received a certificate of a Financial Officer setting forth a report detailing the Projected Volume for each month during the forthcoming five year period and the assumptions used in calculating such Projected Volume, in each case, in form and substance reasonably satisfactory to the Administrative Agent.
4.3    Mortgage.  The Administrative Agent shall have received executed counterparts of Security Instruments granting to the Administrative Agent a first-priority Lien interest (subject only to Excepted Liens of the type described in clauses (a) to (d) of the definition thereof, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that, after giving effect thereto, the Mortgaged Properties will represent at least 90% of the Oil and Gas Properties evaluated in the most recently completed Reserve Report.
4.4    Title.  The Administrative Agent shall have received title information in form and substance acceptable to the Administrative Agent covering additional proved Oil and Gas Properties evaluated by the most recently completed Reserve Report such that, after giving effect thereto, the Administrative Agent shall have received reasonably satisfactory title information on at least 80% of the value of the Borrowing Base after giving effect to this Ninth Amendment (including Section 3 hereof).

4.5    No Event of Default or Deficiency. No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base.
For purposes of determining satisfaction of the conditions specified in this Section 4, each Lender that has signed this Ninth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Ninth Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify Borrower and each Lender of the Ninth Amendment Effective Date and such notice shall be conclusive and binding.
Section 5.    Reaffirm Existing Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Ninth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Ninth Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects as though made on and as of the Ninth Amendment Effective Date (unless made as of a specific earlier date, in which case, such representation or warranty was true and correct in all material respects as of such date or qualified by materiality, in which case such representation or warranty shall be true and correct as of the applicable date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not, and will not immediately after giving effect to this Ninth Amendment, exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this Ninth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any material agreement binding upon Borrower or any other Loan Party; and (v) this Ninth Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement (as amended by this Ninth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Ninth Amendment. This Ninth Amendment shall constitute a Loan Document.
6.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders party hereto of this Ninth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Ninth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Ninth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Ninth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
6.3    Counterparts. This Ninth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Ninth Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Ninth Amendment.
6.4    Successors and Assigns. This Ninth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.5    Severability. Any provision of this Ninth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.6    No Oral Agreement. This Ninth Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Ninth Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
6.7    Governing Law. THIS NINTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed effective as of the date first written above.

BORROWER:	SM ENERGY COMPANY

By:    /s/ A. Wade Pursell
    A. Wade Pursell
    Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

AGENTS AND LENDERS:    WELLS FARGO BANK, NATIONAL
ASSOCIATION, Individually and as
Administrative Agent

By:     /s/ Sarah Thomas
Name:    Sarah Thomas
Title:    Director

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BANK OF AMERICA, N.A., Individually and as
Co-Syndication Agent

By:     /s/ Ronald E. McKaig
Name:    Ronald E. McKaig
Title:    Managing Director

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

JPMORGAN CHASE BANK, N.A., Individually and as Co-Syndication Agent

By:     /s/ Arina Mavilian
Name:    Arina Mavilian
Title:    Vice President

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

COMPASS BANK, Individually and as
Co-Documentation Agent

By:     /s/ Rhianna Disch
Name:    Rhianna Disch
Title:    Director

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

COMERICA BANK, Individually and as
Co-Documentation Agent

By:     /s/ Garrett R. Merrell
Name:    Garrett R. Merrell
Title:    Relationship Manager

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BARCLAYS BANK PLC

By:     /s/ Jake Lam
Name:    Jake Lam
Title:    Assistant Vice President

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

ROYAL BANK OF CANADA

By:     /s/ Kristan Spivey
Name:    Kristan Spivey
Title:    Authorized Signatory

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BOKF, NA DBA BANK OF OKLAHOMA

By:     /s/ Guy Evangelista
Name:    Guy Evangelista
Title:    Senior Vice President

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

SANTANDER BANK, N.A.
f/k/a Sovereign Bank

By:     /s/ Payal Sheth
Name:    Payal Sheth
Title:    Vice President

By:     /s/ Puiki Lok
Name:    Puiki Lok
Title:    Vice President

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

CAPITAL ONE, NATIONAL ASSOCIATION

By:     /s/ Mason McGurrin
Name:     Mason McGurrin
Title:    Managing Director

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:     /s/ Juan J. Mejia
Name:     Juan J. Mejia
Title:    Director

By:     /s/ Laureline De Lichana
Name:     Laureline De Lichana
Title:    Director

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA

By:     /s/ Ushma Dedhiya
Name:     Ushma Dedhiya
Title:    Authorized Signatory

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

KEYBANK NATIONAL ASSOCIATION

By:     /s/ George E. McKean
Name:     George E. McKean
Title:    Senior Vice President

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA

By:     /s/ Alan Dawson
Name:     Alan Dawson
Title:    Director

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

U.S. BANK NATIONAL ASSOCIATION

By:     /s/ John C. Lozano
Name:     John C. Lozano
Title:    Vice President

[SIGNATURE PAGE TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

ANNEX I
LIST OF COMMITMENTS

Name of Lender	Applicable Percentage	Commitment
Wells Fargo Bank, National Association	9.666666667%	$89,416,666.69
Bank of America, N.A.	9.666666667%	$89,416,666.67
JP Morgan Chase Bank, N.A.	9.666666667%	$89,416,666.67
Compass Bank	8.222222222%	$76,055,555.55
Barclays Bank PLC	8.222222222%	$76,055,555.55
Royal Bank of Canada	8.222222222%	$76,055,555.55
Comerica Bank	6.666666667%	$61,666,666.67
BOKF, NA dba Bank of Oklahoma	5.333333333%	$49,333,333.33
Santander Bank, N.A.	5.333333333%	$49,333,333.33
Capital One, National Association	5.333333333%	$49,333,333.33
Deutsche Bank Trust Company Americas	5.333333333%	$49,333,333.33
KeyBank National Association	5.333333333%	$49,333,333.33
The Bank of Nova Scotia	5.333333333%	$49,333,333.33
U.S. Bank National Association	5.333333333%	$49,333,333.33
Goldman Sachs Bank USA	2.333333333%	$21,583,333.33
TOTAL	100.00%	$925,000,000.00

[ANNEX I TO NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]